EXHIBIT 10.1

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                               FIRST AMENDMENT TO
                     SEITEL, INC. REVOLVING CREDIT AGREEMENT


     This First Amendment to Seitel, Inc. Revolving Credit Agreement dated as of August 30, 1996 (this "First Amendment") is among Seitel, Inc., a Delaware corporation (the "Borrower"), the lenders set forth on the signature pages hereto (the "Lenders") and The First National Bank of Chicago, individually and as agent for the Lenders (in such capacity, the "Agent").

     FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Unless amended pursuant hereto or unless the context otherwise requires, all terms used herein which are defined in the Revolving Credit Agreement dated as of July 22, 1996 (the "Credit Agreement") among the Borrower, the Agent and the Lenders shall have the meanings assigned to them in the Credit Agreement.

     2. Amendments. Upon the satisfaction of the conditions precedent set forth in Section 4 of this First Amendment and effective as of July 22, 1996 (the "Effective Date"), the Credit Agreement shall be amended as follows:

          (a) The definition of "Debt to Cash Flow from Operations Ratio" set forth in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

          "'Debt to Cash Flow from Operations Ratio' means, as measured on the last day of any fiscal quarter of the Borrower and its Restricted Subsidiaries on a consolidated basis, the ratio of (i) Debt outstanding on the last day of such quarter to (ii) the sum of (a) Consolidated Net Income for the most recently ended four fiscal quarters (including such quarter), plus (b) to the extent deducted in determining Consolidated Net Income, the amount of all depreciation, depletion and amortization allowances of the Borrower and the Restricted Subsidiaries for such four quarters, plus (c) to the extent deducted in determining Consolidated Net Income, deferred taxes of the Borrower and Restricted Subsidiaries for such four quarters."

          (b) The definitions of "Level 1 Period," "Level 2 Period" and "Level 3 Period" are hereby amended to read in their entirety as follows:

          "'Level 1 Period' means any period during which the Debt to Cash Flow from Operations Ratio measured as of the end of the most recent fiscal quarter was less than 1.0 to 1.0."

          "'Level 2 Period' means any period which does not qualify as a Level 1 Period during which the Debt to Cash Flow from Operations Ratio measured as of the end of the most recent fiscal quarter was less than 2.0 to 1.0."

          "'Level 3 Period' means any period which does not qualify as a Level 1 Period or a Level 2 Period during which the Debt to Cash Flow from Operations Ratio measured as of the end of the most recent fiscal quarter was less than 2.5 to 1.0."

     3. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates as of the date hereof the representations and warranties set forth in Article V of the Credit Agreement.

     4. Conditions Precedent. This First Amendment and the amendments to the Credit Agreement provided for in Section 2 hereof shall be effective as of the Effective Date when all of the following conditions precedent shall have been satisfied:

          (a) The Agenda shall have received counterparts of this First Amendment duly executed and delivered by the Borrower and by the Required Lenders.

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          (b) On the Effective Date and after giving effect to the terms of this
     First Amendment, no Default or Unmatured Default shall have occurred and be continuing.

     5. Effect on the Credit Agreement. Except to the extent of the amendments and waiver expressly provided for herein, all of the representations, warranties, terms, covenants and conditions of the Loan Documents (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects. Upon the effectiveness of this First Amendment, all references in the Credit Agreement (including references in the Credit Agreement as amended and otherwise modified by this First Amendment) to "this Agreement" (and all indirect references such as "hereby", "herein", "hereof" and "hereunder") shall be deemed to be references to the Credit Agreement as amended and otherwise modified by this First Amendment.

     6. Entire Agreement. This First Amendment, the Credit Agreement as amended and otherwise modified by this First Amendment and the other loan Documents embody the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

     7.  APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
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IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE
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OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
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     8.  Headings.  The  headings,  captions  and  recitals  used in this  first
Amendment are for convenience only and shall not affect the interpretation of this First Amendment.

     9. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

                                          SEITEL, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Senior Vice President

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          individually and as Agent
                                          By:       /s/ Helen Carr
                                          Title:    Attorney in Fact

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               ACKNOWLEDGMENT AND CONSENT BY SUBSIDIARY GUARANTORS

     Each of the undersigned Subsidiary Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing First Amendment and (ii) reaffirms its obligations under the Subsidiary Guaranty dated as of July 22, 1996 in favor of The First National Bank of Chicago, as agent.

                                          SEITEL DATA CORP.
                                          By:       /s/ Barbara J. Steen
                                          Title:    Vice President

                                          SEITEL DELAWARE, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          SEITEL MANAGEMENT, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    President

                                          SEITEL GEOPHYSICAL, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          DDD ENERGY, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          SEITEL GAS & ENERGY CORP.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          SEITEL POWER CORP.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          SEITEL NATURAL GAS, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          MATRIX GEOPHYSICAL, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          EXSOL, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          DATATEL, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          SEITEL OFFSHORE CORP.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President


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                                          GEO-BANK, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          ALTERNATIVE COMMUNICATIONS
                                          ENTERPRISES, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          SEITEL INTERNATIONAL, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          AFRICAN GEOPHYSICAL, INC.
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President

                                          SEITEL DATA LTD.
                                          By:  SEITEL DELAWARE, INC.,
                                          its general partner
                                          By:       /s/ Debra D. Valice
                                          Title:    Vice President


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